SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 31, 2007
Date of report (Date of earliest event reported)
SurModics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

9924 West 74th Street
Eden Prairie, Minnesota	55344

(Address of Principal Executive Offices)	(Zip Code)
(952) 829-2700
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On July 31, 2007, SurModics, Inc. (the “Company”) entered into and closed on a Stock Purchase Agreement (the “Agreement”) with Southern Research Institute, an Alabama nonprofit corporation (“SRI”), pursuant to which the Company purchased from SRI all of the outstanding capital stock of Brookwood Pharmaceuticals, Inc., a Delaware corporation (“Brookwood”). Brookwood is a provider of drug delivery technology primarily to the pharmaceutical industry based in Birmingham, Alabama. The purchase price under the Agreement was $40 million in cash at closing, with the potential for up to an additional $22 million in future cash payments subject to the achievement by Brookwood of certain revenue and project milestones. The purchase price is subject to adjustment based on Brookwood’s working capital as of the closing of the transaction.
     The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.
Item 2.01. Completion of Acquisition or Disposition of Assets
     On July 31, 2007, the Company completed its acquisition of all of the outstanding capital stock of Brookwood from SRI, as described above under Item 1.01 (which description is incorporated herein by reference).
Item 7.01 Regulation FD Disclosure
     On August 1, 2007, the Company issued a press release announcing the execution of the Agreement and the completion of the transactions contemplated thereby. This press release is furnished as Exhibit 99.1 hereto. The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits
(a)	The financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K will be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed, pursuant to Item 9.01(a)(4) of Form 8-K.

(b)	The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K will be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed, pursuant to Item 9.01(b)(2) of Form 8-K.

(d) Exhibits
2.1	Stock Purchase Agreement, dated July 31, 2007, between SurModics, Inc. and Southern Research Institute (excluding schedules and exhibits, which SurModics, Inc. agrees to furnish to the Securities and Exchange Commission upon request)

99.1	Press Release dated August 1, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: August 6, 2007	/s/ Philip D. Ankeny Philip D. Ankeny
Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

2.1	Stock Purchase Agreement, dated July 31, 2007, between SurModics, Inc. and Southern Research Institute (excluding schedules and exhibits, which SurModics, Inc. agrees to furnish to the Securities and Exchange Commission upon request).	Filed Electronically

99.1	Press Release dated August 1, 2007.	Filed Electronically